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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 19, 2001



                        LEAP WIRELESS INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                        0-29752                 33-0811062
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)


10307 PACIFIC CENTER COURT, SAN DIEGO, CALIFORNIA                  92121
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (858) 882-6000


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        This Current Report on Form 8-K is filed by Leap Wireless International,
Inc., a Delaware corporation ("Leap" or the "Company"), in connection with the matters described herein.

ITEM 5. OTHER EVENTS.

        On April 19, 2001, Leap announced its financial and certain other operational results for the quarter ended March 31, 2001 as set forth below.

        The Company reported that as of March 31, 2001, customers of the Company's Cricket service grew to just over 339,000, compared to the more than 190,000 customers reported as of December 31, 2000.

        Cricket operational highlights from the first quarter of 2001 included:

        - Leap launched an additional four markets -- Pueblo, Colorado; Wichita, Kansas; and Albuquerque and Santa Fe, New Mexico -- bringing the total potential customers covered by Cricket service in markets across the United States to approximately 9.2 million (1998 POPs).

        - Average revenue per user per month (ARPU) across all of Leap's operational markets was approximately $35.

        - Overall cost per gross customer addition (CPGA) was less than $230.

        Key financial performance measures for the first quarter ended March 31, 2001 were as follows:

        - Total operating revenues for Leap's U.S. operations for the first quarter were $36.8 million, an increase of 158 percent over the previous quarter.

        - Consolidated earnings before interest, taxes, depreciation and amortization (EBITDA) was negative $48.1 million, compared to a negative $60.5 million at the end of the prior quarter.

        - Leap's consolidated net loss for the quarter was $114.4 million or $3.88 per share, compared to a net loss of $103.5 million or $3.82 per share in the prior quarter. Of the $3.88 net loss per share reported in the first quarter, $0.89 was the result of losses for Pegaso Telecomunicaciones S.A., de C.V. ("PEGASO"), the Mexican wireless company that Leap co-founded, recognized under the equity method of accounting.

        - Leap's total cash and cash equivalents, investments, and deposits on pending wireless license acquisitions as of March 31, 2001 were approximately $655 million.

        - Leap's property and equipment, net of depreciation, rose to approximately $508 million in the first quarter, an increase of approximately 18 percent from that reported at December 31, 2000.

        Other Highlights:

        - International Operations -- PEGASO continued to expand. PEGASO grew its customer base to approximately 624,000 at the end of the quarter, up approximately 88,000 from


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          the 536,000 customers reported on December 31, 2000. During the first quarter, PEGASO also launched service in Mexicali and Saltillo, ending the quarter with service in 10 cities in Mexico.


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                        LEAP WIRELESS INTERNATIONAL, INC.

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
                                 (IN THOUSANDS)


                                                                      March 31,          December 31,
                                                                        2001                2000
                                                                     -----------         ------------
ASSETS
Cash and cash equivalents ...................................        $   342,589         $   338,878
Restricted cash equivalents .................................             13,678              13,575
Short-term investments ......................................            216,073             199,106
Inventories .................................................             12,574               9,032
Notes receivable, net .......................................             79,276             138,907
Other current assets ........................................              8,066              12,746
                                                                     -----------         -----------
     Total current assets ...................................            672,256             712,244
Property and equipment, net .................................            507,991             430,193
Investment in unconsolidated wireless operating company .....              8,191              34,691
Wireless licenses, net ......................................            273,436             265,635
Goodwill and other intangible assets, net ...................             33,371              30,297
Restricted investments ......................................             52,735              51,896
Deposits and other assets ...................................            248,965             122,451
                                                                     -----------         -----------
     Total assets ...........................................        $ 1,796,945         $ 1,647,407
                                                                     ===========         ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued liabilities ....................        $    40,331         $    58,735
Other current liabilities ...................................             60,023              65,690
                                                                     -----------         -----------
     Total current liabilities ..............................            100,354             124,425
Long-term debt ..............................................          1,130,318             897,878
Other long-term liabilities .................................             40,014              41,846
                                                                     -----------         -----------
     Total liabilities ......................................          1,270,686           1,064,149
                                                                     -----------         -----------
Stockholders' equity:
  Preferred stock ...........................................                 --                  --
  Common stock ..............................................                  3                   3
  Additional paid-in capital ................................            948,990             893,401
  Unearned stock-based compensation .........................             (8,256)            (10,019)
  Accumulated deficit .......................................           (417,283)           (302,898)
  Accumulated other comprehensive income ....................              2,805               2,771
                                                                     -----------         -----------
     Total stockholders' equity .............................            526,259             583,258
                                                                     -----------         -----------
     Total liabilities and stockholders' equity .............        $ 1,796,945         $ 1,647,407
                                                                     ===========         ===========


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                        LEAP WIRELESS INTERNATIONAL, INC.

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                           Three Months Ended
                                                                                March 31,
                                                               --------------------------------------------
                                                                  2001           2000     2000 Pro Forma(1)
                                                               ---------       --------   -----------------
Revenues:
  Service revenues ......................................      $  25,655       $  9,418       $  2,762
  Equipment revenues ....................................         11,098            573          1,437
                                                               ---------       --------       --------
          Total revenues ................................         36,753          9,991          4,199
                                                               ---------       --------       --------
Operating expenses:
  Cost of service .......................................        (12,226)        (2,783)        (1,312)
  Cost of equipment .....................................        (30,938)       (13,248)        (4,459)
  Selling and marketing .................................        (17,015)        (6,676)        (1,476)
  General and administrative expenses ...................        (24,686)       (15,427)       (11,791)
  Depreciation and amortization .........................        (14,787)        (5,242)        (6,029)
                                                               ---------       --------       --------
          Total operating expenses ......................        (99,652)       (43,376)       (25,067)
                                                               ---------       --------       --------
  Operating loss ........................................        (62,899)       (33,385)       (20,868)
Equity in net loss of investments in and loan
  receivable from unconsolidated wireless
  operating companies ...................................        (26,182)       (29,583)       (19,144)
Interest income .........................................         10,899          4,691          4,687
Interest expense ........................................        (37,611)       (16,160)       (13,890)
Foreign currency transaction gains (losses), net ........         (1,235)         1,399             --
Other income, net .......................................          3,576            635            665
                                                               ---------       --------       --------
Loss before income taxes and extraordinary item .........       (113,452)       (72,403)       (48,550)
Income taxes ............................................           (933)            --             --
                                                               ---------       --------       --------
Loss before extraordinary item ..........................       (114,385)       (72,403)       (48,550)
Extraordinary loss on early extinguishment of debt ......             --         (4,422)        (4,422)
                                                               ---------       --------       --------
          Net loss ......................................      $(114,385)      $(76,825)      $(52,972)
                                                               =========       ========       ========
Basic and diluted net loss per common share:
  Loss before extraordinary item ........................      $   (3.88)      $  (3.23)      $  (2.17)
  Extraordinary loss ....................................             --          (0.20)         (0.20)
                                                               ---------       --------       --------
          Net loss ......................................      $   (3.88)      $  (3.43)      $  (2.37)
                                                               =========       ========       ========
Shares used in per share calculations:
  Basic and diluted .....................................         29,462         22,397         22,397
                                                               =========       ========       ========

(1) The pro forma results for the three months ended March 31, 2000 assume that the Company had purchased substantially all the assets of Chase
Telecommunications Holdings, Inc. on January 1, 2000 and had sold its interest in Smartcom S.A. on December 31, 1999.


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                        LEAP WIRELESS INTERNATIONAL, INC.

                              SELECTED SEGMENT DATA
                                   (UNAUDITED)
                                 (IN THOUSANDS)


                                                  As of and for the
                                                 Three Months Ended
                                                      March 31,
                                            ---------------------------
                                                2001            2000
                                            -----------       ---------
United States:
Revenues .............................      $    36,753       $   4,199
EBITDA ...............................          (41,017)         (8,837)
Operating loss .......................          (55,358)        (14,506)
Capital expenditures .................          (86,037)        (35,886)
Purchase of wireless licenses ........           (6,714)        (73,154)
Total assets .........................        1,173,583         213,635

Mexico(1):
Revenues .............................           38,295           4,652
EBITDA ...............................          (87,871)        (48,482)
Operating loss .......................         (100,660)        (53,509)
Capital expenditures .................          (99,133)        (66,067)
Total assets .........................          806,215         597,566

(1) The results of the Mexico segment are for the quarters ended December 31, 2000 and 1999, a three month reporting lag.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2001                        LEAP WIRELESS INTERNATIONAL, INC.



                                            By: /s/ JAMES E. HOFFMANN
                                               ---------------------------------
                                               James E. Hoffmann
                                               Senior Vice President, General
                                               Counsel and Secretary





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